                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 16, 1997


             GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1996-2
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Minnesota                    33-62433                    Applied for
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS employer
     of incorporation)             file numbers)          identification no.)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          ---------------


                                 Not Applicable
   -------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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     Item 5.   Other Events.
               ------------

               Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on June 16, 1997 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
               1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.



     Item 7.   Financial Statements and Exhibits.
               ---------------------------------

               (c)  Exhibits.

                    The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                    Exhibit No.    Description
                    ------------   -----------

                       99.1        Monthly Report delivered to
                                   Certificateholders on
                                   June 16, 1997.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 16, 1997



                                      FLOORPLAN RECEIVABLES MASTER TRUST
                                      1996-2

                                      By: GREEN TREE FINANCIAL CORPORATION
                                          as Servicer with respect to the Trust


                                      By: /s/Phyllis A. Knight
                                          ----------------------------
                                          Phyllis A. Knight
                                          Vice President and Treasurer

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                               INDEX TO EXHIBITS



Exhibit
Number                                                       Page
------                                                       ----

 99.1     Monthly Report delivered to Certificateholders       5
          on June 16, 1997.